Exhibit 20.6

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - December 2007

Capital One Master Trust (COMT)

Series		COMT 1998-1
Size		$591	MM
Expected Maturity (Class A)		04/15/2008

Gross Monthly Payment Rate		18.31%
Delinquency Rate:	30 - 59 Days	1.34%
	60 - 89 Days	1.01%
	90 + Days	2.44%

Excess Spread Analysis

Series		COMT 1998-1
Portfolio Yield		23.11%
Weighted Average Coupon		6.78%
Servicing Fee Percentage		1.50%
Net Loss Rate		4.88%

Excess Spread Percentage
	Dec-07	9.95%
	Nov-07	10.29%
	Oct-07	10.02%
3-Month Average Excess Spread		10.09%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of the Capital One Master Trust.

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - December 2007

Capital One Master Trust (COMT)

Series		COMT 2001-1		COMT 2001-6
Size		$1,200	MM	$1,300	MM
Expected Maturity (Class A)		2/15/2008		8/15/2008

Gross Monthly Payment Rate		18.31%		18.31%
Delinquency Rate:	30 - 59 Days	1.34%		1.34%
	60 - 89 Days	1.01%		1.01%
	90 + Days	2.44%		2.44%

Excess Spread Analysis

Series		COMT 2001-1	COMT 2001-6
Portfolio Yield		23.13%	23.11%
Weighted Average Coupon		5.41%	5.47%
Servicing Fee Percentage		2.00%	2.00%
Net Loss Rate		4.88%	4.88%

Excess Spread Percentage
	Dec-07	10.84%	10.76%
	Nov-07	11.74%	11.70%
	Oct-07	10.99%	10.98%
3-Month Average Excess Spread		11.19%	11.15%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of the Capital One Master Trust.

CAPITAL ONE MASTER TRUST (COMT)

Performance Summary - December 2007

Capital One Master Trust (COMT)

Series		COMT 2002-1
Size		$1,000	MM
Expected Maturity (Class A)		1/15/2009

Gross Monthly Payment Rate		18.31%
Delinquency Rate:	30 - 59 Days	1.34%
	60 - 89 Days	1.01%
	90 + Days	2.44%

Excess Spread Analysis

Series		COMT 2002-1
Portfolio Yield		23.11%
Weighted Average Coupon		5.44%
Servicing Fee Percentage		2.00%
Net Loss Rate		4.88%

Excess Spread Percentage
	Dec-07	10.78%
	Nov-07	11.71%
	Oct-07	10.96%
3-Month Average Excess Spread		11.15%

Capital One Master Trust (COMT)

Note: Servicing Fee Percentage includes 0.75% paid as Servicer Interchange to Capital One Bank as the Servicer of Capital One Master Trust.